Exhibit 99.3

FOXO Technologies Enters into Share Exchange Agreements to Acquire Healthcare Operations from Rennova Health, Inc.

Acquisition expected to be synergistic with FOXO’s epigenetic technology in community health and addiction recovery settings as well as contribute significant cash flow

MINNEAPOLIS, MN, June 14, 2024 —FOXO Technologies Inc. (NYSE American: FOXO) (the “Company” or “FOXO”), today announced it has entered into two share exchange agreements with Rennova Health, Inc., an OTC listed company (“Rennova”) (OTC: RNVA). In the first agreement, equity in Myrtle Recovery Centers, Inc., Rennova’s behavioral health services subsidiary, will be exchanged for $500,000 of common stock in FOXO, subject to adjustments. In the second agreement, equity in Rennova Community Health, Inc., which owns and manages Scott County Community Hospital, Inc. (d/b/a Big South Fork Medical Center), a critical access hospital, will be exchanged for $20 million of convertible preferred stock to be designated. Closing of the transactions are subject to certain closing conditions including but not limited to shareholder approval for the acquisition of Rennova Community Health, Inc., Scott County Community Hospital, Inc. and Myrtle Recovery Centers, Inc., generated unaudited net revenue of approximately $18.7 million and net income of approximately $5.2 million for the twelve months ended December 31, 2023.

Myrtle Recovery Centers, Inc. is a 30-bed behavioral health facility in East Tennessee with plans to duplicate the model in different locations. It provides inpatient services for detox and residential treatment and outpatient services for medication medication-assisted treatment (MAT) and office-based opioid treatment (OBOT) programs. Scott County Community Hospital, Inc. (DBA Big South Fork Medical) is a designated critical access hospital (CAH) in East Tennessee. The integration of these entities is designed to accelerate the growth of both companies while enabling FOXO Technologies to leverage its cutting-edge epigenetic technology in community health and addiction recovery settings, driving improved patient outcomes and expanding its market reach.

Mark White, Interim CEO of FOXO Technologies, “This acquisition represents a transformative step for FOXO Technologies. Myrtle Recovery Centers and Scott County Community Hospital are established businesses with opportunities for continued growth. Moreover, these transactions bring meaningful cash flow to FOXO. Our plan is to considerably grow these revenues over the next couple of years, including from the rights we secured to expand these businesses into another East Tennessee property owned by Rennova. Furthermore, Rennova’s history in diagnostic testing, coupled with its expertise in healthcare IT and software, creates additional opportunities for FOXO to expand and deliver our current technologies to the marketplace. We believe these transactions represent a key inflection point for FOXO by combining our innovative epigenetic and AI-based epigenetic solutions, such as the VITHAR™ AI Health Coach, with their robust healthcare services to bring an unprecedented level of care to patients. We look forward to providing further updates as we advance these important transactions.”

“We are delighted to enter into these transactions with FOXO,” said Seamus Lagan, the Chief Executive Officer of Rennova Health Inc. “The two agreements have the potential to drive significant value and synergies for both our respective companies. In particular, we believe this transaction will enable us to rapidly expand our core business. In addition, by combining our established healthcare operations with FOXO’s expertise in AI and epigenetics, we foresee a powerful synergy that will enhance our service offerings and broaden our impact in the healthcare sector. This partnership is not only a strategic alignment for growth but also a major step forward in our mission to provide top-tier healthcare services and improve patient outcomes.”

Additional details about the transactions are available in the Company’s Form 8-K, which has been filed with the Securities and Exchange Commission.

About Rennova Health, Inc. Rennova Health, Inc. (“Rennova,”) is a provider of health care services. The company owns one operating hospital in Oneida, Tennessee known as Big South Fork Medical Center, a hospital located in Jamestown, Tennessee that it plans to reopen, and an alcohol and drug treatment facility and OBOT operated by Myrtle Recovery Centers, Inc. For more information, please visit www.rennovahealth.com.

About FOXO Technologies Inc.

FOXO is a biotechnology company dedicated to improving human health and longevity through the development of cutting-edge technology and product solutions for various industries, including life insurance. FOXO’s epigenetic technology applies AI to DNA methylation to identify molecular biomarkers of human health and aging. FOXO is committed to leveraging the latest advancements in science and technology to help people live better, longer lives. For more information about FOXO, visit www.foxotechnologies.com.

Forward-Looking Statements

This press release contains certain forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein, including statements about the delisting of the Warrants from NYSE American, trading of the Warrants in the over-the-counter market, the continued listing of the Company’s Class A common stock on NYSE American, and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. Any such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the Company’s control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to the possibility that the Plan will not be accepted by NYSE American, the Company will be unable to satisfy other continued listing requirements of NYSE American for its Class A common stock to maintain the listing of the Class A common stock on NYSE American; the risk of changes in the competitive and highly regulated industries in which FOXO operates; variations in operating performance across competitors or changes in laws and regulations affecting FOXO’s business; the ability to implement FOXO’s business plans, forecasts, and other expectations; the ability to obtain financing; the risk that FOXO has a history of losses and may not achieve or maintain profitability in the future; potential inability of FOXO to establish or maintain relationships required to advance its goals or to achieve its commercialization and development plans; the enforceability of FOXO’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others; and the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry or in the markets or industries in which FOXO operates, including the highly regulated insurance industry. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties discussed in FOXO’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports, and in other documents FOXO has filed, or will file, with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and FOXO assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information About the Proposed Acquisition of Rennova Community Health, Inc. and Where to Find It

In connection with the proposed acquisition of Rennova Community Health, Inc. described in the press release, the Company will file a proxy statement on Schedule 14A with the SEC. Additionally, the Company plans to file other relevant materials with the SEC in connection with the proposed acquisition. This press release is not a substitute for the proxy statement or any other document which the Company may file with the SEC. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed acquisition and related matters. INVESTORS IN AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED ACQUISITION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION, RELATED MATTERS, AND THE PARTIES TO THE ACQUISITION. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or by contacting the investor relations department of the Company.

Participants in the Solicitation

This press release does not constitute a solicitation of a proxy from any stockholder with respect to the proposed acquisition. However, the Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the proposed acquisition. Investors and security holders may obtain more detailed information regarding the acquisition if and when they become available. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the acquisition when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph filed, with or furnished to the SEC. All such documents, when filed or furnished, are available free of charge at the SEC’s website at www.sec.gov or by contacting the investor relations department of the Company.

Contact:

Crescendo Communications, LLC

(212) 671-1020

foxo@crescendo-ir.com